Exhibit 99.4

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF VIRGINIA
                                Richmond Division


In re:                              )
                                    )                 Chapter 11
OPEN PLAN SYSTEMS, INC.             )
                                    )                 Case No. 02-64657-DOT
                  Debtor.           )


                           FINAL CASH COLLATERAL ORDER


         This matter came before the Court on the Motion of Open Plan Systems, Inc. (the "Debtor") for authority to use cash collateral (the "Motion") and it appearing that, absent the relief requested herein, the Debtor will suffer immediate and irreparable harm; and it further appearing that notice of the Motion is sufficient and complies with the requirements of Federal Rule of Bankruptcy Procedure 4001(d), and for good cause shown, the Court hereby makes the following findings of fact:

         A. The Debtor filed in this District a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code, 11 U.S.C.ss. 101 et seq. (the "Code"), on May 30, 2002 (the "Petition Date").

         B. Pursuant to a Commitment Letter dated March 15, 2000, Wachovia Bank, N.A. ("Wachovia") provided a revolving line of credit to the Debtor in the amount of $5,000,000.00. On August 1, 2000, the parties executed an Amendment to the March 15, 2000 Commitment

Letter increasing the amount available under the revolving line of credit from $5,000,000.00 to $5,250,000.00.

         C. In exchange for the amounts borrowed under the revolving line of credit, the Debtor executed in favor of Wachovia that certain Note and Security Agreement dated as of August 1, 2000 in the original principal amount of $5,250,000 (the "Note"). As of the Petition date, the principal amount outstanding under the Note is $3,271,982.03 comprised of $3,217,394.07 in principal, $7,160.39 in interest, and $47,448.53 in attorney fees (subject to application of certain payments made on attorney fees by the Debtor prepetition, which payments did not exceed $30,000) (the "Pre-Petition Claim").

         D. In order to secure the Debtor's obligations under the Note, the Debtor granted Wachovia a first priority security interest in certain collateral more particularly described in, among other things, that certain Security Agreement - Commercial (the "Security Agreement") executed by the Debtor and dated April 17, 2000. In accordance with the terms of the Security Agreement, the Debtor granted Wachovia a first priority security interest in, among other things, the Debtor's equipment, accounts, inventory, general intangibles, all property of the Debtor of every kind then or thereafter in the control or possession of Wachovia and any balance or deposit accounts of the Debtor maintained at Wachovia, whether owned or thereafter acquired and all additions and accessions thereto or replacements thereof, and any proceeds of the foregoing, excluding certain vehicles (the "Collateral"). UCC-1 financing statements with regard to the foregoing security interests were filed with the Virginia State Corporation Commission, the Michigan Secretary of State and the Henrico County Circuit Court with Wachovia as secured party.

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
         E. Wachovia is the holder of the Note, the Security Agreement, the UCC-1s, and all other related loan documents (collectively, the "Loan Documents"). F. Under the Loan Documents, Wachovia has a duly perfected, first priority lien in the Collateral. Without prejudice to the rights of third parties as provided below, the Debtor hereby waives and releases any right it may have to challenge the Pre-Petition Claim or that Wachovia has valid, first priority, perfected and unavoidable security interests in, and liens on, the Collateral. The Debtor also agrees that the Debtor has no offsets, defenses, claims or counterclaims against Wachovia with respect to the Pre-Petition Claim and that as of the Petition Date, Wachovia's Pre-Petition Claim is an allowed claim within the meaning of 11 U.S.C. ss. 502 in an amount that is not less than $3,271,982.03; provided, however, nothing herein shall be deemed to be a determination as to whether Wachovia's Pre-Petition Claim is fully secured within the meaning of 11 U.S.C. ss. 506.

         G. The Debtor's pre-petition receivables, revenues, profits, settlements, and income derived from the Collateral and the proceeds therefrom constitute Wachovia's cash collateral pursuant to 11 U.S.C. ss.ss. 363(a) and 552(b)(1) (the "Pre-Petition Cash Collateral").

         H. Pursuant to 11 U.S.C. ss. 363(c)(2), the Debtor is prohibited from using the Pre-Petition Cash Collateral without the consent of Wachovia, unless the Court, upon motion by the Debtor, orders adequate protection for the Debtor's use of the Pre-Petition Cash Collateral. In addition, 11 U.S.C. ss. 363(c)(4) requires the Debtor to segregate and account for all Pre-Petition Cash Collateral in its possession, custody or control.

         I. Wachovia has not consented to the Debtor's use of the Pre-Petition Cash Collateral, except as set forth in the terms of this Order, and in full reservation of its adequate protection

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

rights. Without the protections provided for in this Order, Wachovia is not adequately protected in the Debtor's use of the Pre-Petition Cash Collateral.

         J. Except as authorized by the Court's June 7, 2002 Interim Cash Collateral Order (the "June 7, 2002 Order"), and the Court's July 1, 2002 Second Interim Cash Collateral Order (collectively, with the June 7, 2002 Order, the "Interim Cash Collateral Orders"), the Debtor has not used post-petition any of the Pre-Petition Cash Collateral. All of the Debtors' cash is and shall be maintained on deposit in an account at Wachovia (the "Wachovia DIP Account").

         K. The Debtor desires authorization to use the Cash Collateral (as hereinafter defined) following July 26, 2002, solely to pay its ordinary and necessary post-petition operating expenses pursuant to the terms of this Order.

         L. Wachovia is entitled, pursuant to ss.ss. 361, 363(c) and 363(e) of the Code, to adequate protection of its interest in the Collateral and the Pre-Petition Cash Collateral from any diminution in value of the Collateral and the Pre-Petition Cash Collateral resulting from the use, sale or lease thereof, or the imposition of the automatic stay. In the business judgment determination of the Debtor regarding its best interests, the Debtor has agreed to provide adequate protection to Wachovia on the terms and conditions set forth in this Order, which terms and conditions are fair and reasonable and were negotiated in good faith and at arm's length.

         M. Notice of the June 24, 2002 Final Hearing (the "Final Hearing") and the relief requested in the Motion was given to (i) the Office of the United States Trustee for the Eastern District of Virginia, (ii) counsel to Wachovia, and (iii) the Debtor's 20 largest unsecured creditors (to the extent practicable). Such notice constitutes good and sufficient notice of the Final Hearing under the circumstances in accordance with Bankruptcy Rule 4001(b) and

Section 102(1) of the Code, as required by ss. 363(c) and (e) of the Code in light of the nature of the relief requested in the Motion. No objections to the Motion were filed by any party.

         N. Good and sufficient cause has been shown for the entry of this Order. Among other things, the entry of this Order will: enable the Debtor to continue the operation of its business; increase the possibility for a successful sale of the Debtor's assets; avoid disputes with Wachovia with respect to adequate protection; and be in the best interests of the Debtor, its creditors, and its estate.

         NOW, THEREFORE, based upon the foregoing findings of fact, it is hereby
ORDERED:

         1. As adequate protection of Wachovia's interests in the Collateral, including in regard to the use of the Cash Collateral (as hereinafter defined), and the use, sale, lease, depreciation, or diminution in value of the Collateral and the Cash Collateral from and after the Petition Date, and the imposition of the automatic stay, Wachovia is hereby granted, nunc pro tunc to the Petition Date to secure payment of the Pre-Petition Claim in an amount equal to the aggregate diminution in value, if any, of the Collateral and the use of Cash Collateral, a valid, binding, priming, first priority and perfected security interest and lien, in all of the Debtor's assets (including, without limitation, after-acquired assets), except for avoiding actions under Chapter 5 of the Code, and all proceeds thereof as an adequate protection lien (the "Adequate Protection Lien") as provided for in ss. 361 of the Code. Wachovia's Adequate Protection Lien shall include, without limitation, all the Debtor's post-petition accounts receivable, inventory, general intangibles, rents, revenues, profits, settlements, income, and the proceeds thereof excluding, however, avoiding actions under chapter 5 of the Code (the "Post-Petition Collateral"). Hereinafter, the term "Cash Collateral" shall include the Pre-Petition Cash

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

Collateral and the cash collateral (as defined in ss. 363 of the Code) portion of the Post-Petition Collateral. Wachovia's Adequate Protection Lien shall be a first priority lien as to any of the Debtor's post-petition assets except for avoiding actions under Chapter 5 of the Code and, as to the Debtor's pre-petition assets, shall be junior only to Wachovia's prepetition liens. The Debtor's use of Cash Collateral pursuant to this Order shall be deemed to result in a dollar-for-dollar decrease in the value of Wachovia's Cash Collateral.

         2. This Order shall be sufficient and conclusive evidence of the validity, perfection, and priority of Wachovia's Adequate Protection Lien without the necessity of filing or recording any financing statement, mortgage or other instrument or document which may otherwise be required under the law of any jurisdiction or the taking of any other action to validate or perfect the Adequate Protection Lien or to entitle Wachovia to the priorities granted herein (including, in respect of cash, any requirement that Wachovia have possession of or dominion and control over, any such cash in order to perfect an interests therein). The Debtor is hereby authorized, directed and empowered to do and perform all acts and to make, execute, and deliver all instruments and documents which may be requisite or necessary for creation and perfection of the Adequate Protection Lien, and the Debtor shall execute (as necessary) and Wachovia shall file or record financing statements or other instruments to evidence and to perfect the Adequate Protection Lien authorized hereby; provided, however, that no such filing or recordation shall be necessary or required in order to create or perfect the Adequate Protection Lien. Wachovia may record or file such instruments in its discretion. Wachovia may also, in its discretion, file a xerographic copy of this Order as a mortgage, financing statement or similar perfection document with any recording officer designated to file financing statements or with any registry of deeds or similar office in any jurisdiction in which the Debtor has real or personal property.

         3. To the extent that any part of the Cash Collateral is used by the Debtor for purposes not permitted by this Order or to the extent that the value of Wachovia's Collateral diminishes during the course of the Debtor's bankruptcy case, Wachovia shall have an allowed claim therefor, which claim shall have priority over all other administrative expenses (other than fees required to be paid by the Debtor under 28 U.S.C. ss. 1930(a)(6) and amounts necessary for the Debtor to meet the specific payroll obligations as set forth in the Budget (as defined herein) and incurred while the Debtor is in compliance with the terms of this Order) allowable under Code ss. 507(a)(1) all as contemplated by Code ss. 507(b) (the "Super-Priority Claim").

         4. All Cash Collateral which the Debtor has received since the Petition Date or which the Debtor receives in the future shall constitute the Cash Collateral of Wachovia and has been or shall immediately be deposited into the Wachovia DIP Account. To the extent not already done, the Debtor is directed to immediately close all deposit, investment, brokerage, bank or other accounts it has ever maintained at any financial institution other than Wachovia and deposit such funds or property into the Wachovia DIP Account. Further, all Cash Collateral received by the Debtor since the Petition Date and paid by the Debtor to other parties shall also constitute Wachovia's Cash Collateral to the extent any of these funds are returned to the Debtor.

         5. The Debtor is hereby authorized to use Cash Collateral pursuant to ss. 363(b) and (c) of the Code in accordance with the terms of this Order. In the event the Debtor shall be in default under any of its obligations as set forth in this Order, then at any time thereafter, upon two business days' (the "Notice Period") written notice (an "Enforcement Notice") provided by

Wachovia or its counsel, in each case given to the Debtor's counsel, counsel to the official committee of unsecured creditors (if any) appointed in these proceedings and the United States Trustee, provided the Debtor has not cured said default, Wachovia shall be entitled to exercise its rights and remedies as to all of its Collateral, including, without limitation, the Cash Collateral and the Post-Petition Collateral, as set forth in the Loan Documents and pursuant to applicable law, without further application to or order of this Court; to the extent necessary, the automatic stay provisions of the Code are hereby modified to permit such action by Wachovia. Such Enforcement Notice shall also be filed with the Court. Immediately upon the Debtor's receipt of the Enforcement Notice (without waiting the aforementioned Notice Period), the Debtor shall thereafter have no right to use any Cash Collateral other than towards the satisfaction of its obligations to Wachovia until such default has been cured within the Notice Period or as provided by additional Court order or as otherwise agreed to by the parties. This Order shall not prejudice the rights of any party-in-interest to contest the exercise of Wachovia's remedies. In addition, immediately following the occurrence of the Debtor's default, the Debtor shall continue to deposit all Cash Collateral it receives into the Wachovia DIP Account.

         6. The Debtor shall only be entitled to use Cash Collateral to pay the ordinary and necessary post-petition operating expenses in the specific amounts set forth in, and for the term of, the budget annexed hereto as Exhibit A (the "Budget"). Without further order of the Court, the Debtor shall not be authorized to pay any pre-petition claims or make any payments to any of its professionals from the Cash Collateral. To the extent the Debtor desires to pay a post-petition obligation or expense that is outside the ordinary course of the Debtor's business ("Non-Ordinary Expense"), and/or that exceeds the specific budgetary guidelines set forth in the

Budget, the Debtor may not pay such Non-Ordinary Expense without prior written approval by Wachovia. The Debtor may not shift allocation of approved expenses among categories in the Budget, but must obtain prior written consent from Wachovia to use more than the amount indicated for any particular category of expense. Any request for variance from the Budget must be in writing delivered to Wachovia and its counsel, and any consent to variance must be in writing. Approval by Wachovia of the Debtor's proposed payment of a Non-Ordinary Expense in accordance with this paragraph shall not be construed as and shall not constitute approval by Wachovia of the Debtor's payment of a similar
Non-Ordinary Expense or another Non-Ordinary Expense owing to the same or different payee, during the same or a different time period. Unless otherwise ordered by the Court, each Monday during the term of this Order, the Debtor shall pay to Wachovia, and Wachovia shall be authorized to set off against, all funds on deposit in the Wachovia DIP Account in excess of the approved expenses contained in the Budget for the remaining term of the Budget less any approved disbursements made by the Debtor through the preceding Friday, as reflected in the reports to be provided by the Debtor pursuant to paragraph 8 hereof. Wachovia shall apply such funds to reduce its Pre-Petition Claim, provided, however, that Wachovia may re-apply any such funds in the event it is determined that Wachovia is fully secured under ss. 506(b) of the Code. The Debtors shall not be authorized to pay any prepetition claims or make any payments to professionals absent further order of the Court.

         7. Without seeking a further order of the Court, the Debtor and Wachovia may agree in writing to subsequent budgets which extend beyond the term of the Budget (once approved in writing by Wachovia and the Debtor, the "Subsequent Budgets"). Wachovia currently does not consent to the Debtor's use of Cash Collateral beyond the term of the Budget. In the event the

Debtor and Wachovia agree in writing to any Subsequent Budgets, the terms of this Order shall govern the rights and obligations of all parties in interest with respect thereto. Unless and until Wachovia and the Debtor agree in writing to a Subsequent Budget, and unless sooner terminated pursuant to paragraph 8 hereof, the Debtor shall not be permitted to use Cash Collateral for any purpose after August 23, 2002.

         8. Wachovia does not consent to the Debtor's use of Cash Collateral except in conformance with the terms of this Order. Upon written request of Wachovia, the Debtor shall immediately undertake to liquidate its assets under Chapter 11 of the Code, in such fashion which will maximize the value of the Debtor's assets for all creditors, and the Debtor, its management and professionals shall cooperate with and assist Wachovia during such liquidation process whenever and wherever reasonably necessary; provided, however, no individual person shall be obligated to perform any task absent fair and just compensation, which is hereby deemed not to exceed such compensation in effect as of the Petition Date, unless otherwise ordered by the Court. Notwithstanding anything to the contrary herein, no individual shall be required to stay in the Debtor's employ against his/her will. Any action by the Debtor to liquidate its assets shall be without prejudice to Wachovia's right to take any action regarding the liquidation of the Debtor's assets or exercising its rights against the Collateral, Cash Collateral and Post-Petition Collateral as applicable under the Loan Documents or other applicable law. Notwithstanding the foregoing and notwithstanding any language to the contrary herein or in any other order of the Court, Wachovia may, by written notice to the Debtor, terminate immediately the Debtor's ability to use Cash Collateral hereunder at any time for any or no reason.

         9. On each Monday during the term of the Budget or any Subsequent Budget, the Debtor shall deliver to Wachovia and Wachovia's counsel a detailed report showing all Cash Collateral received and all disbursements (including outstanding checks) made by the Debtor during the previous seven (7) calendar days (indicating any receipt or disbursement variance from the Budget), and copies of all deposit receipts showing that such Cash Collateral has been deposited into the Wachovia DIP Account.

         10. The Debtor shall furnish to Wachovia such information as may be reasonably requested regarding the Debtor's financial condition. Without limiting the generality of the foregoing, the Debtor shall furnish to Wachovia and Wachovia's counsel the following:

                  (a) a copy each month of the Debtor's monthly operating report filed with the United States Trustee;

                  (b)      on each  Monday,  a detailed  listing and  breakdown,
                           including   aging,   of  all  of  the  Debtor's  then
                           outstanding accounts receivable; and

                  (c) on each Monday, a detailed inventory listing for all of the Debtor's inventory located at its Richmond facility (the "Richmond Inventory").

         11. The Debtor shall allow Wachovia's representatives and agents access to its books, records and properties during ordinary business hours upon twenty-four (24) hours notice or such shorter notice as is reasonable under the circumstances. The Debtor shall not allow any personal property, fixtures or equipment in which Wachovia has an interest to be removed from the Debtor's premises, and no inventory shall be removed from the Debtor's premises except finished inventory moved in the ordinary course of business.

         12. The provisions of this Order, the liens granted herein, and the actions taken pursuant hereto shall survive the entry of any order converting such case to a case under Chapter 7 of the Code. The terms and conditions of this Order as well as the liens and security interests of Wachovia shall continue in full force and effect in this or any successor proceeding under the Code, and such liens and security interests shall retain their priorities as provided in this Order until satisfied, discharged or otherwise modified by order of this Court.

         13. The Debtor hereby forever and irrevocably waives any and all claims or causes of action of any nature against Wachovia and any of its officers, directors, employees, attorneys, advisors or representatives relating to or arising in connection with the Loan Documents as of the date hereof. The Debtor also hereby waives any surcharge or other rights it may have now or in the future with regard to Wachovia's Collateral pursuant to ss. 506(c), but such waiver is limited to costs and expenses, if any, incurred by the Debtor or the estate which are not specifically authorized in the Budget, the budgets annexed to the Interim Cash Collateral Orders or in any Subsequent Budget, and/or which are not incurred during a period of the Debtor's compliance with this Order or the Interim Cash Collateral Orders.

14. Wachovia's Adequate Protection Lien and Super-Priority Claim shall not be altered or impaired by any plan of reorganization that may hereafter be confirmed or by any further order that may hereafter be entered without the consent of Wachovia.

         15. By consenting to the entry of this Order, Wachovia shall not be deemed to have waived any default or event of default which may exist or any rights, remedies or privileges available under the terms of the Loan Documents or any other applicable law except to the extent specifically set forth herein. In making decisions regarding the Debtor's request to use the Cash

Collateral, Wachovia shall not be deemed to be in control of the operations of the Debtor or to be acting as a "responsible person" or "owner or operator" with respect to the operation or management of the Debtor (as such terms, or any similar terms, are used in the U.S. Comprehensive Environmental Response
Compensation and Liability Act, as amended, or similar federal or state statute).

         16. The automatic stay of Code ss. 362 is hereby modified to the extent necessary to effectuate the provisions of this Order. All of the terms and provisions of this Order, including, without limitation, the granting of the Adequate Protection Lien and the Super-Priority Claim, shall be binding upon the Debtor, any trustee appointed in this case under either Chapter 7 or Chapter 11 of the Code, all creditors of the Debtor, including those that may have extended or may hereafter extend credit to the Debtor, and all other parties in interest.

         17. Nothing included herein shall prejudice, impair, or otherwise affect the rights of Wachovia to seek any other or supplemental relief in respect of the Debtor consistent with and subject to the provisions of this Order, including the rights of Wachovia to seek additional adequate protection.

         18. If any provision of this Order is hereafter modified, vacated or stayed by subsequent order of this or any other Court for any reason, such modification, vacation, or stay shall not affect the validity of any liability incurred pursuant to this Order and prior to the later of (a) the effective date of such modification, vacation, or stay, or (b) the entry of the order pursuant to which such modification, vacation, or stay was established, nor the validity, priority, or enforceability of the Adequate Protection Lien or Super-Priority Claim granted by the Debtor to Wachovia.

         19. Wachovia's failure to seek relief or otherwise exercise its rights and remedies under the Loan Documents or this Order, shall not constitute a waiver of any of Wachovia's rights hereunder, thereunder, or otherwise.

         20. In the event of any inconsistency between the terms and conditions of the Motion and this Order, the provisions of this Order shall govern and control.

         21. To the extent not inconsistent with the terms of this Order and to the extent not expressly limited in duration therein, the provisions of the Interim Cash Collateral Orders shall remain in full force and effect.

         22. Within two (2) business days following entry of this Order, the Debtor shall provide a copy of this Order, by electronic delivery, telecopy, overnight delivery service, hand delivery or U.S. mail to (i) the Office of the United States Trustee for the Eastern District of Virginia, (ii) counsel to Wachovia, (iii) the Debtor's largest twenty (20) general unsecured creditors,
(iv) the Securities and Exchange Commission, (v) parties who have filed a request for service prior to such date, (vi) counsel to the creditors' committee, if any, and (vii) other secured parties as shown on any UCC searches conducted pre-petition. Such notice shall constitute good and sufficient notice of the entry of this Order.

Entered:     07/31/2002  .           /s/ Douglas O. Tice, Jr.
                                     ------------------------------------------
                                     CHIEF UNITED STATES BANKRUPTCY JUDGE

                                     Entered on Docket:  0731/2002

WE ASK FOR THIS:


         /s/ Paula S. Beran
--------------------------------------------
Paula S. Beran (Va. Bar No. 34679)
TAVENNER & BERAN, PLC
1015 East Main Street
Richmond, Virginia 23219
(804) 783-8300

         Counsel for the Debtor



SEEN AND AGREED:


         /s/ Dion W. Hayes
------------------------------------
Dion W. Hayes (Va. Bar No. 34304)
John H. Maddock III (Va. Bar No. 41044)
MCGUIREWOODS LLP
One James Center
901 East Cary Street
Richmond, Virginia 23219
(804) 775-1000

 Counsel for Wachovia Bank, N.A.    Clerk's  Certificate of Service. On the date
                                    of entry of this order/judgment on the docket, the docketing clerk hereby certifies that a copy of the order/judgment was served upon all parties in interest herein as required by the Bankruptcy Code, Bankruptcy
                                    Rules and Local Rules.

SEEN AND NOT OBJECTED TO:


         /s/ Robert B. Van Arsdale
------------------------------------
Robert B. Van Arsdale, Esquire
Office of the United States Trustee
600 East Main Street, Suite 301
Richmond, Virginia 23219
(804) 771-2310

         Acting Assistant United States Trustee

                             CERTIFICATE OF SERVICE

         I hereby certify, pursuant to LBR 9022-1(C), that the foregoing proposed Order has been endorsed by all necessary parties.




                                                     /s/ Paula S. Beran
                                                -------------------------------

                                                                      EXHIBIT A

Open Plan Systems
Use of Cash Collateral Budget
July 27, 2002 through August 23, 2002
(Revised July 25, 2002)

Week Ending:                                                    8/2        8/9       8/16       8/23           Total
Materials                                                    37,000     35,000     20,000          0          92,000
Casegoods                                                     8,000     13,000     10,000                     31,000
Install                                                      10,000     10,000     10,000     15,000          45,000
Freight                                                       5,000      4,000      3,000      4,000          16,000
Warehouse expense                                             2,000      2,000      2,000      1,000           7,000
Maintenance                                                   1,500      1,000      1,000        500           4,000
Office supplies, etc                                            750        750        750                      2,250
Network/internet provider                                     3,000                                            3,000
Employee reimbursements                                         800        800        800        800           3,200
Health Insurance August                                      30,000                                           30,000
Sales & Use Taxes & Other                                                           4,000     11,000          15,000
Other Professional Services                                     600        700      2,000        700           4,000
Vehicles                                                      6,000                                            6,000
UPS                                                           1,000      1,000        750        750           3,500
Payroll                                                      55,000     55,000     55,000     55,000         220,000
401K-EE Contrib                                               2,500      2,500      2,500      2,500          10,000
Utilities                                                                7,000     15,000     12,000          34,000
Rent (1)                                                     34,000                                           34,000
Phone                                                         2,000      8,000      3,000                     13,000
Dealer Commissions                                                                 10,000                     10,000
UST Fee  (to be determined based on actual payments)                                                               0
GSA Quarterly Fee                                             2,476                                            2,476
Petty Cash                                                      200        200        200        200             800
Insurance Premiums (4)                                       50,000                                           50,000
Equipment Leases (2)                                          4,500                                            4,500
Automobile Leases (3)                                         2,300                                            2,300

Cash expenditures                                           258,626    140,950    140,000    103,450         643,026
